UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 19, 2006
(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

          On October 19, 2006, registrant announced its results of operations for the first six months of fiscal 2007, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated October 19, 2006 announcing its results of operations for the first six months of fiscal 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date: October 25, 2006	By:	/s/ Daniel H. Movens

Daniel H. Movens
Chief Executive Officer

Exhibit Index

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated October 19, 2006 announcing its results of operations for the first six months of fiscal 2007.

2